                                                                   EXHIBIT 10.9

                                                                   SEPT. 1, 1993
                                 LOAN AGREEMENT

                              SAN DIEGO, CALIFORNIA

PREAMBLE: This Note is a consolidation of all amounts loaned by CLINTON L. LINGREN ("Holder") to Aurora Technologies Corporation ("Aurora"), a California Corporation. This Note cancels all loans made by CLINTON L. LINGREN prior to this date and all loan guarantees prior to this date by any and all Aurora directors to other Aurora directors.

Aurora promises to pay to CLINTON L. LINGREN a resident of SAN DIEGO, CA ("Holder") at 6211 HANNON CT. 92117 the principal sum of ONE-HUNDRED-NINETY THOUSAND DOLLARS ($190,000.00), with Interest on such principal sum from the date of this Note, as more fully set forth below.

         1. PAYMENTS. Principal and interest under this Note shall be paid as follows.

                  1.1. Commencing on the first day of the month following the date of executing this agreement and continuing until February 1, 1996, interest only shall be paid at the rate of eight percent (8%) per annum. Thereafter principal and interest at the rate of 1.5% above the interest rate of a thirty-year U.S. treasury note maturing February 1, 2026, shall be paid in such equal monthly payments that the entire indebtedness shall be paid off on February 1, 2001.

                  Any or all of this Note may be prepaid without penalty. Any prepayments shall first be applied to unpaid interest and then to principal. Aurora agrees not to prepay any amount on this Note unless equal amounts are paid on the other two similar loan agreements of this same date between Aurora and JACK F. BUTLER and GERALD G. LOEHR TRUST.

         2. MANNER OF PAYMENTS. All payments by Aurora under this Note shall be made in lawful money of the United States of America without set-off, deduction or counterclaim of any kind whatsoever.

         3. COMMERCIAL PURPOSES. Aurora acknowledges that the loan evidenced by this Note is obtained for business or commercial purposes and that the proceeds of such loan will not be used primarily for personal, family, household or agricultural purposes.

         4. NOTE WAIVERS. Aurora waives presentment, demand, protest, notice of demand and dishonor.

         5. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of California.

         6. VENUE AND JURISDICTION. For purposes of venue and jurisdiction, this Note shall be deemed made and to be performed in San Diego, California.

         7. TIME OF ESSENCE. Time and strict and punctual performance are of the essence with respect to each provision of this Note.

                                       -1-

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         8. ATTORNEY'S FEES. The prevailing party to this Note shall be entitled to recover from the unsuccessful party to this Note all costs, expenses, and actual attorney's fees relating to or arising from the enforcement or interpretation of, or any litigation, arbitration or mediation relating to or arising from, this Note.

         9. MODIFICATION. This Note may be modified only by a contract in writing executed by the party to this Note against whom enforcement of such modification is sought.

         10. HEADINGS. The headings of the Paragraphs of this Note have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Note, or be used in any manner in the Interpretation of this Note.

         11. PRIOR UNDERSTANDINGS. This Note contains the entire agreement between the parties to this Note with respect to the subject matter of this Note, is intended as a final expression of such parties' agreement with respect to such terms as are included in this Note, is intended as a complete and exclusive statement of the terms of such agreement, and supersedes all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to such subject matter, which precede or accompany the execution of this Note.

         12. INTERPRETATION. Whenever the context so requires in this Note, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word "person" shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

         13. PARTIAL INVALIDITY. Each provision of this Note shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Note or the application of such provision to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Note, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability, unless such provision or such application of such provision is essential to this Note.

         14. SUCCESSORS-IN-INTEREST AND ASSIGNS. This Note shall be binding upon and shall inure to the benefit of the successors-in-interest and assigns of each party to this Note. Nothing in this Paragraph shall create any rights enforceable by any person not a party to this Note, except for the rights of the successors-in-interest and assigns of each party to this Note, unless such rights are expressly granted in this Note to other specifically identified persons.

         15. WAIVER. Any waiver of a default under this Note must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Note. No delay or omission in the exercise of any right or remedy shall impair such right or remedy or be construed as a waiver. A consent to or approval of any act shall not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

GERALD G.  LOEHR TRUST              AURORA TECHNOLOGIES CORPORATION
                                    a California corporation

By:  /s/ Gerald G. Loehr, Trustee   By:   /s/ Jack F. Butler     9/1/93
    ------------------------------      -----------------------------------
     Gerald G. Loehr                      Jack F. Butler, President


By:  /s/ Clinton L. Lingren         By:   /s/ Clinton L. Lingren 9-1-93
    ------------------------------      -----------------------------------
    Clinton L. Lingren                    Clinton L. Lingren, Secretary

                           AMENDMENT TO LOAN AGREEMENT

         THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment") dated as of May 13, 1994 amends the Loan Agreement dated as of September 1, 1993 by and between AURORA TECHNOLOGIES CORPORATION, a California corporation, with principal offices at 7408 Trade Street, San Diego, California 92121-2410 (the "Company"), and CLINTON L. LINGREN ("Lender"), as amended by the Addendum to Loan Agreement dated as of January 1, 1994, February 17, 1994 and April 14, 1994 (collectively, the "Original Agreement").

         WHEREAS, Lender together with JACK F. BUTLER , and GERALD G. LOEHR , collectively (the "Founders"), have individually entered into loan agreements with the Company which provide for the Company to repay to the Founders principal totaling $735,000 and interest thereon;

         WHEREAS, the Company and Kingsbury Capital Partners, L.P. ("Kingsbury") have entered into a Stock Purchase Agreement dated as of May 13, 1994, whereby Kingsbury will provide additional financing to the Company in exchange for Series A Preferred Stock of the Company, pursuant to which the Company has agreed to enter into this Amendment with Lender to amend the terms of the Original Agreement by the terms set forth below;

         NOW, THEREFORE, in consideration of the promises and of the mutual provisions and obligations hereinafter set forth, the parties hereto agree as follows:

         1. PAYMENTS. Principal and interest under this Amendment shall be paid as follows.

                  1.1. Interest shall be paid quarterly. The simple rate of interest shall be six and thirty-five hundredths percent (6.35%) per annum. Notwithstanding any provision of this Amendment, it is the intent and agreement of the parties that in the event any interest specified herein is found to violate any applicable law or regulation, this Amendment shall be construed or deemed amended so that the interest is adjusted to the extent necessary to comply with such applicable law or regulation.

                  1.2. Payment of principal shall not become due until the later of (i) March 31, 1999 or (ii) March 31 of the year immediately following the first year in which the Company's cash provided by operations is greater than zero as shown on the Company's audited statement of cash flows for such year. Subject to certain exceptions to payment provided herein, the principal shall be paid to Lender in twelve (12) equal quarterly installments, the first such payment to be made within forty-five (45) days of the initial due date and subsequent quarterly installments to be paid within forty-five (45) days of the end of each subsequent quarter. The Company shall make payment of quarterly installments to Lender in equal proportion to the amounts paid to the other Founders, and shall not make payment of any portion of Lender's principal before similar payment to other Founders. Notwithstanding anything to the contrary herein, the aggregate amount of the quarterly installments to principal paid to Lender and the other Founders shall not exceed fifty percent (50%) of the Company's cash provided by operations as shown on the Company's unaudited statement of cash flows for the prior quarter, in which event, any unpaid amounts of principal shall be carried forward and subsequent quarterly installments shall be adjusted accordingly to account for the principal carried forward.

         2. Except as set forth herein, there have been no other amendments to the Original Agreement and all terms and conditions thereof shall remain in full force and effect.

         3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         4. No waiver or modification of the terms of this Amendment shall be valid unless in writing, signed by both parties to this Amendment.

         5. This Amendment shall be governed by and construed in accordance with the laws of the State of California, irrespective of its choice of law provisions.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be signed in duplicate by their duly authorized representatives. Entered into as of the day and year first above written.

                                       AURORA TECHNOLOGIES CORPORATION

                                       By       /s/ Jack F. Butler
                                          ----------------------------------
                                       Title    Presient
                                             -------------------------------

                                                Jack F. Butler
                                       -------------------------------------
                                       By       /s/ Jack F. Butler
                                          ----------------------------------
                                       Title    President
                                             -------------------------------

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AURORA TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
                                    7408 Trade Street - San Diego, CA 92121-2410
                                             (619) 549-4545 - Fax (619) 549-7714


                           ADDENDUM TO LOAN AGREEMENT

This ADDENDUM amends the Agreement between CLINTON L. LINGREN and Aurora Technologies Corporation ("Aurora") dated September 1, 1993 ("Original Agreement") to allow additional amounts to be loaned to Aurora from time to time, with the principal sum being increased accordingly. The rates of interest and all terms and conditions contained in the original Agreement will apply to the loans and new principal amounts.

Loans will be considered valid and new principal amounts established when properly recorded and accepted by the named Aurora officials below.

1.  1/1/94                   $20,000.00                     $210,000.00
    ----------------------   -------------------            ----------------------
    Date                     Amount Loaned                  New Principal Balance

    Loaned by:               Accepted for Aurora
                             Technologies Corporation by:

    /s/ Clinton L. Lingren   /s/ Jack F. Butler             /s/ Clinton L. Lingren
    ----------------------   -------------------            ----------------------
                             Jack F. Butler                 Clinton L. Lingren
                             President                      Secretary

2.  2/17/94                  $25,000.00                     $235,000.00
    ----------------------   -------------------            ----------------------
    Date                     Amount Loaned                  New Principal Balance

    Loaned by:               Accepted for Aurora
                             Technologies Corporation by:

    /s/ Clinton L. Lingren   /s/ Jack F. Butler             /s/ Clinton L. Lingren
    ----------------------   -------------------            ----------------------
                             Jack F. Butler                 Clinton L. Lingren
                             President                      Secretary

3.  4/14/94                  $10,000.00                     $245,000.00
    ----------------------   -------------------            ----------------------
    Date                     Amount Loaned                  New Principal Balance

    Loaned by:               Accepted for Aurora
                             Technologies Corporation by:

    /s/ Clinton L. Lingren   /s/ Jack F. Butler             /s/ Clinton L. Lingren
    ----------------------   -------------------            ----------------------
                             Jack F. Butler                 Clinton L. Lingren
                             President                      Secretary

                           AMENDMENT TO LOAN AGREEMENT

         This Amendment to Loan Agreement (this "Amendment") is entered into as of May 7, 2004 (the "Effective Date") by and between Digirad Corporation, a Delaware corporation (the "Company") and Clinton L. Lingren ("Holder").


                                    RECITALS

         WHEREAS, the Company and Holder are party to a certain Loan Agreement dated on or about September 1, 1993, as amended on or about January 1, 1994, February 17, 1994, April 14, 1994 and May 13, 1994 (collectively, the "Loan Agreement");

         WHEREAS, in connection with the consummation of the sale by the Company of certain shares of its common stock to the public (the "Public Offering") pursuant a Registration Statement on Form S-1 (the "Registration Statement"), under the Securities Act of 1933, as amended, the Company and Holder have entered into a certain Loan Modification and Warrant Issuance Agreement dated as of the date hereof (the "Loan Modification Agreement"), pursuant to which the Company and Holder have set forth their agreements and understandings with respect to certain matters and have agreed to settle any potential disagreements among them in connection therewith; and

         WHEREAS, in connection with the transactions contemplated by the Loan Modification Agreement, and acting pursuant to Section 9 of the Loan Agreement, the Company and Holder desire to amend and restate certain provisions of the Loan Agreement.

         In consideration of the foregoing and the promises and covenants contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. PAYMENT OF PRINCIPAL. Section 1.2 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  "1.2 Payment of principal shall not become due until the later of (i) March 31, 1999 or (ii) March 31 of the year immediately following the first year in which the Company's cash provided by operations is greater than zero as shown on the Company's audited statement of cash flows for such year. Subject to certain exceptions to payment provided herein, the principal shall be paid to Lender in twelve (12) equal quarterly installments, the first such payment to be made within one (1) business day of May 7, 2004 and subsequent quarterly installments to be paid within forty-five (45) days of the end of each subsequent quarter. The Company shall make payment of quarterly installments to Lender in equal proportion to the amounts paid to the other Founders, and shall not make payment of any portion of Lender's principal before similar payment to other Founders. Notwithstanding the foregoing, in the event that during the term of this agreement, the Company consummates the initial sale of its common stock to the public in a firm commitment, underwritten public offering pursuant a Registration Statement on Form S-1, under the Securities Act of 1933, as amended (an "IPO"), the Company shall pay to Lender (i) fifty percent (50%) of the remaining principal amount outstanding under this agreement within ten
                  (10) business days of the consummation of the IPO, and (ii) the remaining principal amount outstanding under this agreement within sixty (60) days of the consummation of the IPO."

         2. EFFECT OF AMENDMENT. Except as expressly amended, restated or consented to in this Amendment, the Loan Agreement shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and Loan Agreement, the terms of this Amendment shall govern and control.

         3. GOVERNING LAW. This Amendment shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

         4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         5. SEVERABILITY. If one or more provisions of this Amendment is held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         6. ENTIRE AGREEMENT. This Amendment, together with the Loan Agreement, the Loan Modification Agreement and the documents executed in connection therewith, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                              DIGIRAD CORPORATION


                                         /s/ DAVID M. SHEEHAN
                                      ------------------------------------------
                                      David M. Sheehan
                                      President and Chief Executive Officer





HOLDER:                                  /s/ CLINTON L. LINGREN
                                      ------------------------------------------
                                      Clinton L. Lingren

















                 [SIGNATURE PAGE TO AMENDMENT TO LOAN AGREEMENT]